UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 17, 2002


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



                Illinois                                    36-3873352
----------------------------------------------     -----------------------------
(State or other Jurisdiction of Incorporation)              (I.R.S. Employer
                                                            Identification No.)



                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

In November 2002, Wintrust Financial Corporation issued its letter to shareholders related to the third quarter 2002, which is attached hereto as an Exhibit. On October 17, 2002, Wintrust Financial Corporation announced earnings for the third quarter of 2002. The Company's press release related to this announcement is attached as part of the aforementioned letter to shareholders.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit

Exhibit 99.1 - Letter to Shareholders including the earnings release dated October 17, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)



Date:  November 12, 2002                   /s/ David A. Dykstra
                                           --------------------
                                           Senior Executive Vice President
                                            and Chief Operating Officer